UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

SPAR Group, Inc
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (914) 332-4100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     Submission of Matters to a Vote of Security Holders

SPAR Group, Inc. (“SGRP” or the “Registrant”) held its Annual Meeting of Stockholders on May 19, 2016 (the "2016 Annual Meeting"), for those who were stockholders of SGRP at the close of business on April 1, 2016 (the "Record Date"), pursuant to notice and proxy materials duly mailed to them.  As of the Record Date, there were 20,564,347 shares outstanding of SGRP's common stock, $0.01 par value (the "SGRP Common Stock"). At the 2016 Annual Meeting, Record Date stockholders holding 17,846,881 shares (approximately 86.8%) of the SGRP Common Stock were present in person or by proxy.  Each such stockholder was entitled to one vote for each share of the SGRP Common Stock held by such stockholder on the Record Date, and the holders of the SGRP Common Stock voted together, respecting the election of directors and the other proposals presented to them at the 2016 Annual Meeting.

At the 2016 Annual Meeting, the following matters were submitted to votes of SGRP's stockholders: (i) Election of directors; (ii) Advisory Vote respecting the ratification of the appointment of BDO USA, LLP ("BDO"), as the Corporation’s principal independent public auditors for 2016; (iii) Advisory Vote on the Executive Compensation as described in the 2016 Proxy Statement; and (iv) Advisory Vote on the Frequency of the Executive Compensation Vote.

(i) The following votes were received at the 2016 Annual Meeting from the stockholders by proxy or ballot for the election of seven directors to serve until the 2017 Annual Meeting of Stockholders and until their respective successors are elected and qualified, and all such persons were reelected as directors of SGRP:

Name	For	Withheld
William H. Bartels	13,405,509	70,233
Robert G. Brown	13,405,909	69,833
Arthur B. Drogue	13,318,193	157,549
Lorrence T. Kellar	13,416,607	59,135
Jack W. Partridge	13,417,338	58,404
Jill M. Blanchard	13,365,697	110,045
R. Eric McCarthey	13,418,152	57,590

(ii) The following votes were received at the 2016 Annual Meeting from the stockholders by ballot for the adoption of the proposal to approve (on an advisory basis) the appointment of BDO USA, LLP ("BDO"), as the Corporation’s principal independent public accountants for the fiscal year ending December 31, 2016, and such appointment was approved:

For	Against	Abstain	Not Voted
17,779,785	19,606	47,490	-

(iii) The following votes were received at the 2016 Annual Meeting from the stockholders by ballot for the adoption of the proposal to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Proxy Statement (i.e., "say on pay"), and such compensation was approved:

For	Against	Abstain	Not Voted
13,352,234	121,737	1,770	4,371,139

The Corporation currently intends to request this same advisory vote from its stockholders next year.

(iv) The following votes were received at the 2016 Annual Meeting from the stockholders by ballot for the proposal to select (on an advisory basis) whether the Corporation should request an advisory vote from its stockholders respecting executive compensation every one, two or three years (i.e., "say on frequency"):

"One Year"	"Two Years"	"Three Years"	Abstain	Not Voted
13,431,776	20,238	21,879	1,848	4,371,139

The Corporation currently intends to request this same advisory vote from its stockholders next year.

Although the stockholder notice and proxy materials permitted certain other matters to be considered by the stockholders at the 2016 Annual Meeting, no other matters were submitted to or voted on by the stockholders.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, C. Manly Molpus retired as a member of the Board of Directors and its Committees upon the conclusion of the Board of Directors' meeting on May 19, 2016.

Item 8.01.     Other Events.

In connection with the 2016 Annual Meeting, the Board of Directors of the Corporation (the "Board") filled the following leadership positions with the Board and its Committees based (in part) on the recommendations of its Governance Committee:

Robert G. Brown	Chairman of the Board
William H. Bartels	Vice Chairman of the Board
Arthur B. Drogue	Lead Director and Chairman of the Governance Committee
Jack W. Partridge	Chairman of the Compensation Committee
R. Eric McCarthey	Chairman of the Audit Committee

The Board also reappointed its independent directors, Arthur B. Drogue, Lorrence T. Kellar, Jack W. Partridge and R. Eric McCarthey, to continue to be the sole members of the Board's Audit Committee, Compensation Committee and Governance Committee.

Finally, the Board reappointed the following existing Executives to continue in their respective positions based (in part) on the recommendations of its Governance Committee:

Jill M. Blanchard	Chief Executive Officer and President
James R. Segreto	Chief Financial Officer, Secretary and Treasurer
Kori G. Belzer	Chief Operating Officer
[Vacant]	Chief Information Officer
[Vacant]	Controller

Forward Looking Statements

This Report contains "forward-looking statements" made by SPAR Group, Inc. ("SGRP", and together with its subsidiaries, the "SPAR Group" or the "Company") and this Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2015 (as filed, the "Annual Report"), as filed with the SEC on March 30, 2016, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders to be held on or about May 19, 2016 (as filed, the "Proxy Statement"), which SGRP filed with the SEC on April 27, 2016, and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Report, the Annual Report, the Proxy Statement, and such other reports, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws").

The forward-looking statements made by the Company in this Report, the Press Release and the above referenced recorded comments include (without limitation) any expectations, guidance or other information respecting the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, productivity & efficiency, and earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, improving on the value we already deliver to customers, our growing client base, continuing balance sheet strength, customer contract expansion, growing revenues and becoming profitable through organic growth and acquisitions, attracting new business that will increase SPAR Group's revenues, improving product mix, continuing to maintain or reduce costs and consummating any transactions. The Company's forward-looking statements also include, in particular and without limitation, those made in the "Management's Discussion and Analysis of Financial Condition, Results of Operations, Liquidity and Capital Resources" in the Quarterly Report, and those made in "Business", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Annual Report. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.

You should carefully consider (and not place undue reliance on) the Company's forward-looking statements, risk factors and the other risks, cautions and information made, contained or noted in or incorporated by reference into this Press Release, the above referenced recorded comments, the Quarterly Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports that could cause the Company's actual performance or condition (including its assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition to differ materially from the performance or condition planned, intended, expected, estimated or otherwise expected by the Company (collectively, "expectations") and described in the information in the Company's forward-looking and other statements, whether express or implied. Although the Company believes them to be reasonable, those expectations involve known and unknown risks, uncertainties and other unpredictable factors (many of which are beyond the Company's control) that could cause those expectations to fail to occur or be realized or such actual performance or condition to be materially and adversely different from the Company's expectations. In addition, new risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its expectations will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

You should carefully review the risk factors described in the Annual Report (See Item 1A – Risk Factors) and any other risks, cautions or information made, contained or noted in or incorporated by reference into this Report, the Release, the above referenced recorded comments, the Annual Report, the Proxy Statement or other applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.          Financial Statements and Exhibits.

(a)     Exhibits:

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: May 23, 2016	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer